Weave Announces Second Quarter 2026 Financial Results

•Second quarter total revenue of $67.5 million, up 15.5% year over year
•Second quarter GAAP gross margin of 72.0%, up 30 basis points year over year
•Second quarter Non-GAAP gross margin of 72.6%, up 30 basis points year over year
•Second quarter GAAP loss from operations of $4.4 million, down $5.8 million year over year
•    Second quarter Non-GAAP income from operations of $3.2 million, up $3.1 million year over year
•Second quarter cash flow from operating activities of $10.2 million, up $4.8 million year over year
•Second quarter free cash flow of $8.7 million, up $4.2 million year over year
LEHI, Utah—August 6, 2026 – Weave Communications, Inc. (“Weave”) (NYSE: WEAV), a leading vertical SaaS platform that delivers AI-powered patient engagement and payment solutions for healthcare practices, today announced its financial results for the second quarter ended June 30, 2026.

"Weave produced strong results for the second quarter, characterized by consistent growth and improvement in our operating leverage. Total revenue rose 15.5% year-over-year, our payments business accelerated at twice that pace, and we added the most new locations ever in a quarter, while also expanding our operating margin to 4.7%," said Brett White, CEO of Weave. "These results are a direct outcome of our unwavering focus on helping healthcare practices grow and teams thrive. We continue to define the intelligent front office in healthcare, building a durable, scalable business that delivers lasting value for all stakeholders."
Second Quarter 2026 Financial Highlights
•    Total revenue was $67.5 million, representing a 15.5% year-over-year increase compared to $58.5 million in the second quarter of 2025.
•    GAAP gross margin was 72.0%, compared to 71.7% in 2025.
•    Non-GAAP gross margin was 72.6%, compared to 72.3% in 2025.
•    GAAP loss from operations was $4.4 million, compared to $10.2 million in the second quarter of 2025.
•    Non-GAAP income from operations was $3.2 million, compared to $0.1 million in the second quarter of 2025.
•    GAAP net loss was $4.3 million, or $0.05 per share, compared to $8.7 million, or $0.11 per share, in the second quarter of 2025.
•    Non-GAAP net income was $3.3 million, or $0.04 per share, compared to $1.5 million non-GAAP net loss, or $0.02 per share, in the second quarter of 2025.
•Cash flow from operating activities was $10.2 million, compared to $5.4 million in the second quarter of 2025.
•Free cash flow was $8.7 million, compared to $4.5 million in the second quarter of 2025.

Recent Business Highlights
•    Launched an omnichannel AI Receptionist built on Google Cloud's Gemini Enterprise Agent Platform, enabling practices to execute front office workflows like appointment scheduling, preserve conversation context across voice and text, configure intelligent call routing, answer frequently asked questions, 24x7.
•    Deepened the integration between Weave and athenaOne and joined athenahealth's Marketplace program, to help the network's 160,000+ providers maximize revenue capture, streamline administrative tasks and optimize payment collection.
•    Announced an authorized integration with Elation Health, connecting patient communications directly to primary care practices' EHR systems and reducing time-consuming manual data entry.
•    Expanded the company’s enterprise platform capabilities with single sign-on desktop authentication, enhanced AI Receptionist controls, and automated digital insurance eligibility and collection.
•    Ranked #1 in G2's Summer 2026 Grid Report for Patient Relationship Management, earning the highest satisfaction score and largest market presence in the category, alongside Leader status across seven adjacent G2 categories.
Financial Third Quarter and Full Year 2026 Outlook
The company expects to achieve the following financial results for the three months ending September 30, 2026, and the full year ending December 31, 2026:

	Third Quarter	Full Year
(in millions)
Total revenue	$68.6 - $69.6	$273.0 - $275.0
Non-GAAP income from operations	$3.0 - $4.0	$12.0 - $14.0
Weighted average share count	80.2	79.8
The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Non-GAAP income from operations excludes estimates for, among other things, stock-based compensation expense, acquisition transaction costs, amortization of acquisition-related intangible assets, and costs related to shareholder matters. A reconciliation of this non-GAAP financial guidance measure to a corresponding GAAP financial guidance measure is not available on a forward-looking basis because we do not provide guidance on GAAP income from operations and are not able to present the various reconciling cash and non-cash items between GAAP loss from operations and non-GAAP income from operations without unreasonable effort. In particular, stock-based compensation expense is impacted by our future hiring and retention needs, as well as the future fair market value of our common stock, all of which are difficult to predict and are subject to change. The actual amount of these expenses during 2026 will have a significant impact on our future GAAP financial results.
Webcast
The company will host a conference call and webcast for analysts and investors on Thursday, August 6, 2026, beginning at 4:30 p.m. EDT.
The live audio webcast and a webcast replay of the conference call can be accessed from the investor relations page of Weave’s website at investors.getweave.com.

About Weave
Weave is a leading vertical SaaS company delivering an AI-powered patient communications and engagement platform purpose-built for modern healthcare practices. More than software, Weave is an always-on teammate—handling patient interactions across voice and text and operating at the center of the patient journey. Through agentic AI workflows and authorized integrations with practice management systems, Weave ensures critical tasks like scheduling, insurance verification, and payments happen seamlessly, so nothing falls between the cracks. By embedding AI directly into daily operations, Weave reduces administrative workload, frees up staff to focus on human-centered care, and delivers real-time insights that help practices run smarter and grow with confidence. Serving nearly 40,000 customer locations, Weave was named a 2026 Best Software Awards winner for healthcare software products by G2. To learn more, visit getweave.com/newsroom.
Non-GAAP Financial Measures
In this press release, Weave has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). We disclose the following historical non-GAAP financial measures in this press release: non-GAAP net income, non-GAAP net income margin, non-GAAP net income per share, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP income from operations margin, Adjusted EBITDA and free cash flow. We use these non-GAAP financial measures internally to analyze our financial results and evaluate our ongoing operational performance. We believe that these non-GAAP financial measures provide an additional tool for investors to use in understanding and evaluating ongoing operating results and trends in the same manner as our management and board of directors. Our use of these non-GAAP financial measures has limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of our financial results as reported under GAAP. Because of these and other limitations, you should consider these non-GAAP financial measures along with other GAAP-based financial performance measures, including various cash flow metrics, operating loss, net loss, and our GAAP financial results. We have provided a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures in the tables included in this press release, and investors are encouraged to review the reconciliation.
Non-GAAP net income, non-GAAP net income margin and non-GAAP net income per share
We define non-GAAP net income as GAAP net loss adjusted to exclude stock-based compensation expense, acquisition transaction costs, amortization of acquisition-related intangible assets and costs related to shareholder matters, and non-GAAP net income margin as non-GAAP net income as a percentage of revenue. Acquisition transaction costs include legal and any accounting professional services costs incurred as a result of our acquisition during the applicable period. Although we exclude the amortization of acquisition-related intangible assets from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Non-GAAP net income per share is calculated as non-GAAP net income divided by the diluted weighted average shares outstanding.
Non-GAAP gross profit and non-GAAP gross margin
We define non-GAAP gross profit as GAAP gross profit adjusted to exclude stock-based compensation expense and amortization of acquisition-related intangible assets. Although we exclude the amortization of acquisition-related intangible assets from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Non-GAAP gross margin is defined as non-GAAP gross profit as a percentage of revenue.

Non-GAAP operating expenses
We define non-GAAP operating expenses, in the aggregate or its individual components (i.e., sales and marketing, research and development or general and administrative), as the applicable GAAP operating expenses adjusted to exclude the applicable stock-based compensation expense, acquisition transaction costs, amortization of acquisition-related intangible assets and costs related to shareholder matters. Although we exclude the amortization of acquisition-related intangible assets from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.
Non-GAAP income from operations and non-GAAP income from operations margin
We define non-GAAP income from operations as GAAP loss from operations less stock-based compensation expense, acquisition transaction costs, amortization of acquisition-related intangible assets and costs related to shareholder matters. Although we exclude the amortization of acquisition-related intangible assets from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Non-GAAP income from operations margin is defined as non-GAAP income from operations as a percentage of revenue.
Adjusted EBITDA
We define EBITDA as earnings before interest expense, interest income, other income/expense, income tax expense, depreciation, and amortization. Our depreciation adjustment includes depreciation on operating fixed assets and we do not adjust for amortization of finance lease right-of-use assets on phone hardware provided to our customers. Our amortization adjustment includes the amortization of capitalized costs from both internal-use software development and cloud computing arrangements. We further adjust EBITDA to exclude stock-based compensation expense, a non-cash item, acquisition transaction costs, which we believe are not reflective of ongoing results of operations in the period incurred and not directly related to the operation of our business, amortization of acquisition-related intangible assets, and costs related to shareholder matters, including third-party legal, consulting, and advisory fees related to a cooperation agreement, which we believe are outside of the ordinary course of business and not reflective of operational performance. Although we exclude the amortization of acquisition-related intangible assets from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. We believe that Adjusted EBITDA provides management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations. Additionally, management uses Adjusted EBITDA to measure our financial and operational performance and prepare our budgets.
Free cash flow
We define free cash flow as net cash provided by operating activities, less purchases of property and equipment and capitalized internal-use software costs. We believe that free cash flow is a useful indicator of liquidity that provides useful information to management and investors, even if negative, as it provides information about the amount of cash consumed by our combined operating and investing activities. For example, as free cash flow has in the past been negative, we have needed to access cash reserves or other sources of capital for these investments.

Limitations and Reconciliation of Non-GAAP Financial Measures
The foregoing non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for financial information presented under U.S. GAAP. There are a number of limitations related to the use of non-GAAP financial measures versus comparable financial measures determined under U.S. GAAP. For example, the non-GAAP financial information presented above may be determined or calculated differently by other companies and may not be directly comparable to that of other companies. In addition, free cash flow does not reflect our future contractual commitments and the total increase or decrease of our cash balance for a given period. Further, Adjusted EBITDA excludes some costs, namely, non-cash stock-based compensation expense, acquisition transaction costs, amortization of acquisition-related intangible assets and costs related to shareholder matters. Therefore, Adjusted EBITDA does not reflect the non-cash impact of stock-based compensation expense or working capital needs that will continue for the foreseeable future. All of these limitations could reduce the usefulness of these non-GAAP financial measures as analytical tools. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures and to no rely on any single financial measure to evaluate our business.
Forward-Looking Statements
This press release and the accompanying conference call contain forward-looking statements including, among others, current estimates of third quarter and full year 2026 revenue and non-GAAP income from operations, and the quotations of our Chief Executive Officer. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: our ability to attract new customers, retain existing customers and increase our customers’ use of our platform; our ability to manage our growth; the impact of unfavorable economic conditions and macroeconomic uncertainties on our company; our ability to maintain and enhance our brand and increase market awareness of our company, platform and products; customer adoption of our platform and products and enhancements thereto; customer acquisition costs and sales and marketing strategies; our ability to achieve profitability in any future period; competition; our ability to enhance our platform and products, including timely introducing our voice-enabled AI Receptionist across all vertical markets; interruptions in service; the ability of Weave to successfully integrate our acquisition of TrueLark and to achieve expected benefits from the acquisition; and the risks described in the filings we make from time to time with the Securities and Exchange Commission (“SEC”), including the risks described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed with the SEC on May 5, 2026, which should be read in conjunction with our financial results and forward-looking statements and is available on the SEC Filings section of the Investor Relations page of our website at investors.getweave.com.
All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Channels for Disclosure of Information
Weave uses the investor relations page on our website (investors.getweave.com), blog posts on our website, press releases, public conference calls, webcasts, our X (Twitter) feed (@getweave), our Facebook page, and our LinkedIn page as the means of complying with our disclosure obligations under Regulation FD. We encourage investors, the media, and others to follow the channels listed above, in addition to following Weave’s press releases, SEC filings, and public conference calls and webcasts, and to review the information disclosed through such channels.
Investor Relations Contact
ir@getweave.com

Media Contact
Chelsea Kilpack
Internal Communications & PR Manager
pr@getweave.com

WEAVE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share data)

	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$47,630	$54,959
Short-term investments	30,839	26,761
Accounts receivable, net	4,444	4,347
Deferred contract costs, net	14,710	13,309
Prepaid expenses and other current assets	7,084	5,618
Total current assets	104,707	104,994
Non-current assets:
Property and equipment, net	10,098	9,212
Operating lease right-of-use assets	31,630	33,779
Finance lease right-of-use assets	11,964	10,490
Deferred contract costs, net, less current portion	12,824	11,163
Intangible assets, net	6,449	7,134
Goodwill	29,465	29,465
Other non-current assets	1,450	1,731
TOTAL ASSETS	$208,587	$207,968
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$8,114	$7,262
Accrued and other current liabilities	26,624	27,919
Deferred revenue	37,299	38,051
Current portion of operating lease liabilities	4,724	4,658
Current portion of finance lease liabilities	7,215	6,706
Total current liabilities	83,976	84,596
Non-current liabilities:
Other long-term liabilities	200	200
Operating lease liabilities, less current portion	32,183	34,554
Finance lease liabilities, less current portion	7,259	6,234
Total liabilities	$123,618	$125,584
Stockholders' equity:
Preferred stock, $0.00001 par value per share; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2026 and December 31, 2025	—	—
Common stock, $0.00001 par value per share; 500,000,000 shares authorized as of June 30, 2026 and December 31, 2025; 79,913,403 and 78,353,381 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	—	—
Additional paid-in capital	$414,583	$401,576
Accumulated deficit	(329,092)	(319,065)
Accumulated other comprehensive loss	(522)	(127)
Total stockholders' equity	$84,969	$82,384
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$208,587	$207,968

WEAVE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$67,542	$58,470	$133,042	$114,279
Cost of revenue	18,889	16,519	36,850	32,383
Gross profit	48,653	41,951	96,192	81,896
Operating expenses:
Sales and marketing	27,397	25,245	56,148	48,771
Research and development	12,054	11,988	22,868	23,141
General and administrative	13,588	14,904	27,585	29,490
Total operating expenses	53,039	52,137	106,601	101,402
Loss from operations	(4,386)	(10,186)	(10,409)	(19,506)
Other income (expense):
Interest income	346	435	718	898
Interest expense	(420)	(537)	(789)	(934)
Other income, net	335	471	687	971
Loss before income taxes	(4,125)	(9,817)	(9,793)	(18,571)
Income tax provision	(132)	1,106	(234)	1,035
Net loss	$(4,257)	$(8,711)	$(10,027)	$(17,536)
Net loss per share - basic and diluted	$(0.05)	$(0.11)	$(0.13)	$(0.23)
Weighted-average common shares outstanding - basic and diluted	79,632,415	75,842,852	79,108,167	74,830,541

WEAVE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(4,257)	$(8,711)	$(10,027)	$(17,536)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	3,184	2,878	6,299	5,682
Amortization of operating right-of-use assets	1,078	986	2,149	1,967
Amortization of intangible assets	344	156	685	156
Provision for credit losses	213	303	829	480
Amortization of deferred contract costs	4,300	3,687	8,407	7,220
Stock-based compensation, net of amount capitalized	7,034	9,252	14,164	18,237
Net accretion of discounts on short-term investments	(127)	(270)	(270)	(642)
Changes in operating assets and liabilities:
Accounts receivable	(19)	(456)	(926)	(21)
Deferred contract costs	(4,955)	(4,657)	(11,469)	(9,047)
Prepaid expenses and other assets	2,118	1,943	(1,185)	1,448
Accounts payable	1,498	935	631	(2,719)
Accrued liabilities	859	(175)	(1,334)	2,507
Operating lease liabilities	(1,162)	(1,029)	(2,305)	(2,040)
Deferred revenue	133	603	(1,112)	(466)
Net cash provided by operating activities	10,241	5,445	4,536	5,226
CASH FLOWS FROM INVESTING ACTIVITIES
Maturities of short-term investments	9,200	11,900	14,450	30,456
Purchases of short-term investments	(9,430)	—	(18,293)	(15,455)
Purchases of property and equipment	(633)	(544)	(1,154)	(988)
Capitalized internal-use software costs	(906)	(423)	(1,804)	(822)
Business acquisitions, net of cash acquired	—	(23,318)	—	(23,318)
Net cash used in investing activities	(1,769)	(12,385)	(6,801)	(10,127)
CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on finance leases	(1,868)	(1,814)	(3,661)	(3,587)
Proceeds from stock option exercises	102	52	427	515
Payments for taxes related to net share settlement of equity awards	(1,290)	(17)	(2,874)	(43)
Stock issuance costs	—	(26)	—	(26)
Proceeds from the employee stock purchase plan	—	—	1,044	1,111
Net cash used in financing activities	(3,056)	(1,805)	(5,064)	(2,030)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,416	(8,745)	(7,329)	(6,931)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	42,214	53,410	54,959	51,596
CASH AND CASH EQUIVALENTS, END OF PERIOD	$47,630	$44,665	$47,630	$44,665
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$420	$537	$789	$934
Cash paid during the period for income taxes	$65	$(1,106)	$166	$(1,035)
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Equipment purchases financed with accounts payable	$250	$36	$250	$36
Finance lease liabilities arising from obtaining finance lease right-of-use assets	$3,122	$2,165	$5,195	$4,342
Unrealized gain (loss) on short-term investments	$(11)	$(9)	$(35)	$5
Stock-based compensation included in capitalized software development costs	$142	$74	$285	$141
Equity issued as consideration in business combinations	$—	$10,041	$—	$10,041

WEAVE COMMUNICATIONS, INC.
DISAGGREGATED REVENUE AND COST OF REVENUE
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Subscription and payment processing:
Revenue	$64,590	$56,005	$127,152	$109,420
Cost of revenue	(14,295)	(12,590)	(27,810)	(24,671)
Gross profit	$50,295	$43,415	$99,342	$84,749
Gross margin	77.9%	77.5%	78.1%	77.5%

Onboarding:
Revenue	$782	$833	$1,714	$1,721
Cost of revenue	(2,657)	(2,075)	(5,231)	(4,067)
Gross profit	$(1,875)	$(1,242)	$(3,517)	$(2,346)
Gross margin	(239.8)%	(149.1)%	(205.2)%	(136.3)%

Phone Hardware:
Revenue	$2,170	$1,632	$4,176	$3,138
Cost of revenue	(1,937)	(1,854)	(3,809)	(3,645)
Gross profit	$233	$(222)	$367	$(507)
Gross margin	10.7%	(13.6)%	8.8%	(16.2)%

WEAVE COMMUNICATIONS, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited, in thousands, except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below.

Non-GAAP gross profit
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Gross profit	$48,653	$41,951	$96,192	$81,896
Stock-based compensation	167	215	333	500
Amortization of acquisition-related intangibles	213	105	423	105
Acquisition transaction costs[1]	11	—	16	—
Non-GAAP gross profit	$49,044	$42,271	$96,964	$82,501
GAAP gross margin	72.0%	71.7%	72.3%	71.7%
Non-GAAP gross margin	72.6%	72.3%	72.9%	72.2%

Non-GAAP operating expenses
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Sales and marketing	$27,397	$25,245	$56,148	$48,771
Stock-based compensation	(1,460)	(1,951)	(3,447)	(3,792)
Amortization of acquisition-related intangibles	(131)	(51)	(262)	(51)
Acquisition transaction costs[1]	(15)	—	(24)	—
Non-GAAP sales and marketing	$25,791	$23,243	$52,415	$44,928

Research and development	$12,054	$11,988	$22,868	$23,141
Stock-based compensation	(2,065)	(3,018)	(4,122)	(5,380)
Acquisition transaction costs[1]	(7)	(93)	(216)	(97)
Non-GAAP research and development	$9,982	$8,877	$18,530	$17,664

General and administrative	$13,588	$14,904	$27,585	$29,490
Stock-based compensation	(3,342)	(4,068)	(6,262)	(8,565)
Acquisition transaction costs[1]	(153)	(754)	(191)	(1,124)
Shareholder matters[2]	—	—	(829)	—
Non-GAAP general and administrative	$10,093	$10,082	$20,303	$19,801

Non-GAAP income from operations
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Loss from operations	$(4,386)	$(10,186)	$(10,409)	$(19,506)
Stock-based compensation	7,034	9,252	14,164	18,237
Acquisition transaction costs[1]	186	847	447	1,221
Amortization of acquisition-related intangibles	344	156	685	156
Shareholder matters[2]	—	—	829	—
Non-GAAP income from operations	$3,178	$69	$5,716	$108
GAAP loss from operations margin	(6.5)%	(17.4)%	(7.8)%	(17.1)%
Non-GAAP income from operations margin	4.7%	0.1%	4.3%	0.1%

Non-GAAP net income
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss	$(4,257)	$(8,711)	$(10,027)	$(17,536)
Stock-based compensation	7,034	9,252	14,164	18,237
Acquisition transaction costs[1]	186	847	447	(1,221)
Amortization of acquisition-related intangibles	344	156	685	156
Shareholder matters[2]	—	—	829	—
Non-GAAP net income	$3,307	$1,544	$6,098	$(364)
GAAP net loss margin	(6.3)%	(14.9)%	(7.5)%	(15.3)%
Non-GAAP net income margin	4.9%	2.6%	4.6%	(0.3)%

GAAP net loss per share - basic and diluted	$(0.05)	$(0.11)	$(0.13)	$(0.23)
GAAP weighted-average common shares outstanding - basic and diluted	79,632,415	75,842,852	79,108,167	74,830,541

Non-GAAP net income per share - basic	$0.04	$0.02	$0.08	$—
Non-GAAP weighted-average common shares outstanding - basic	79,632,415	75,842,852	79,108,167	74,830,541

Non-GAAP net income per share - diluted	$0.04	$0.02	$0.08	$—
Non-GAAP weighted-average common shares outstanding - diluted	84,990,532	77,572,737	81,084,282	75,558,697

Free Cash Flow
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net cash provided by operating activities	$10,241	$5,445	$4,536	$5,226
Less: Purchases of property and equipment	(633)	(544)	(1,154)	(988)
Less: Capitalized internal-use software costs	(906)	(423)	(1,804)	(822)
Free cash flow	$8,702	$4,478	$1,578	$3,416

Adjusted EBITDA
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss	$(4,257)	$(8,711)	$(10,027)	$(17,536)
Interest expense	420	537	789	934
Income tax provision	132	(1,106)	234	(1,035)
Interest income	(346)	(435)	(718)	(898)
Other income net	(335)	(471)	(687)	(971)
Depreciation	990	520	1,526	1,031
Amortization	401	470	1,051	940
Stock-based compensation	7,034	9,252	14,164	18,237
Amortization of acquisition-related intangibles	344	156	685	156
Acquisition transaction costs[1]	186	847	447	1,221
Shareholder matters[2]	—	—	829	—
Adjusted EBITDA	$4,569	$1,059	$8,293	$2,079

1 Represents expenses incurred with third parties as part of the Company’s acquisition activity, including due diligence, closing, and post-closing integration activities.
2 Represents charges related to shareholder matters, including third-party legal, consulting, and advisory fees related to a cooperation agreement.